Exhibit 10.10

WORTHINGTON ENERGY, INC.
NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (the "Agreement") is made as of ____________, 2012 among Worthington Energy, Inc., a Nevada corporation (the "Company"), with its principal office at 220 Montgomery Street #1094, San Francisco, CA 94104, and the individual or entity whose signature appears on the last page of this Agreement "Investor".

The Investor understands that the Company proposes to offer and sell to a limited number of sophisticated investors up to an aggregate of $250,000 principal amount of unsecured promissory notes (individually a “Note” and collectively the “Notes”) and warrants (individually a “Warrant” and collectively the “Warrants”) to purchase shares of Common Stock in the Company.

1.           Purchase and Sale of the Notes.

a.           The Notes and the Warrants

i.           The Notes.  Subject to the terms and conditions of this Agreement, each Investor agrees to lend to the Company the principal amount as set forth opposite the Investors name on the last page of this Agreement (the "Loan Amount"), provided that each Investor loan is in a minimum amount of $25,000.00 or greater.  The Investors Loan Amount shall be evidenced by a Note in the form of Exhibit A.  The securities into which the Notes are convertible are referred to as the "Note Stock".   The number of shares of Note Stock for which the Notes are convertible is set forth in the Note.

ii.           The Warrants.  Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase and the Company agrees to issue to each Investor at the Closing a Warrant in the form of Exhibit B to purchase shares of Common Stock of the Company as set forth in the Warrant and exercisable at price set forth in the Warrant.  The securities for which the Warrants are exercisable into are referred to as the “Warrant Stock”.

iii.           The Securities.  The Note Stock, the Note, the Warrants and the Warrant Stock shall collectively be referred to as the "Securities".

b.           Initial Closing.

The purchase and sale of the Notes shall take place at the offices of the Company at 220 Montgomery Street #1094, San Francisco, CA 94104 ("Closing").  At the Closing, the Company shall deliver to the Investor the Note  and the Warrant which such Investor is purchasing against delivery to the Company by such Investor of a check, wire transfer, or cancellation of indebtedness in the aggregate amount of the purchase price therefore payable to the Company's order.

2.           The Company's Representations and Warranties.  The Company represents and warrants to the Investor as follows:

a.           Organization and Standing.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company is duly qualified to conduct business in the State of California as a foreign corporation.

b.           Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.  The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company does not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or the Bylaws of the Company.

c.           Securities. When issued pursuant to the terms of this Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that the Securities shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement or otherwise required at the time a transfer is proposed.

3.           Representations, Warranties of Investor and Restrictions on Transfer

a.           Representations and Warranties of Investor.  The Investor represents and warrants to the Company with respect to the purchase of Securities under this Agreement as follows:

i.           This Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms.

ii.           The Investor is acquiring the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").  The Investor understands that the Securities have not been registered under the Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

iii.           The Investor has discussed the Company and its plans, operations and financial condition with its officers and has received all such information as the Investor deems necessary and appropriate to enable the Investor to evaluate the financial risk inherent in making an investment in the Securities.  The Investor has received satisfactory and complete information concerning the business and financial condition of the Company in response to the Investor's inquiries.

iv.           The Investor realizes that the acquisition of the Securities will be a highly speculative investment.  The Investor is able, without impairing the Investor's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Investor's investment.  The Investor recognizes that the Company has only recently been organized and that it has a limited financial and operating history and the investment in the Company involves substantial risks.  The Investor understands all of the risks related to the acquisition of the Securities.  By virtue of the Investor's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Investor is capable of evaluating the merits and risks of the Investor's investment in the Company and has the capacity to protect the Investor's own interests.

v.           The Investor understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available.  Moreover, the Investor understands that the Company is under no obligation to register the Securities.  The Investor is aware of Rule 144 promulgated under the Act that permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.  The Investor understands that the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

b.           Legends.  In addition to any legend imposed by state securities laws, each certificate representing the Securities shall be endorsed with the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Company need not register a transfer of Securities unless the conditions specified in the foregoing legends are satisfied.  The Company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

c.           Removal of Legends and Transfer Restrictions.  The legend relating to the Act endorsed on a stock certificate or Note pursuant to paragraph 3(b) of this Agreement and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a stock certificate or Note without such legend to the holder of such Securities if such Shares or Note are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Shares or Note reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Shares or Note may be made without registration and without compliance with any restriction such as Rule 144.  Any legend imposed by state securities laws will be removed if the state agency imposing such legend has consented to its removal.

4.           Miscellaneous.

a.           Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Nevada without regard to the conflict of law provisions thereof.

b.           Survival.  The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Securities.

c.           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

d.           Entire Agreement.  This Agreement embodies the entire understanding and agreement between each Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

e.           Notices, etc.  All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, addressed (a) if to an Investor, at his or her address set forth opposite such Investors name on the last page of this Agreement, or at such other address as such Investor shall have furnished the Company in writing, or (b) if to the Company, at the address of its principal office, or at such other address as the Company shall have furnished to the Investor in writing.

f.           California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

g.           Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

h.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

i.           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Securities.  Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY:	WORTHINGTON ENERGY, INC.
a Nevada corporation

By:

INVESTOR:

$_______	[Name]
Amount of Investment

_______________________________
(Signature)

________________________________
(Title, if applicable)

Address

Address